The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR4
Loans with Silent Seconds

1. Summary Statistics

As-of / Cut-off Date: 2005-09-01
Number of Mortgage Loans: 2,094
Aggregate Principal Balance ($): 486,766,308
Weighted Average Current Mortgage Rate (%): 6.622
Non-Zero Weighted Average Margin (%): 6.882
Non-Zero Weighted Average Maximum Rate (%): 13.616
Non-Zero Weighted Average Months to Roll: 19
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 355
Weighted Average Combined Original LTV (%): 81.91
% First Liens: 100.00
% Owner Occupied: 94.41
% Purchase: 77.34
% Full Documentation: 70.80
Non-Zero Weighted Average FICO Score: 645

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2. Product Types

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Product	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed - 20 Year	1	93,466	0.02	5.990	235	52.50
Fixed - 30 Year	62	10,930,022	2.25	6.900	355	79.87
ARM - 2 Year/6 Month LIBOR	1,095	215,459,498	44.26	7.168	355	84.35
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only	5	1,232,588	0.25	6.442	352	83.68
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only	868	241,408,436	49.59	6.140	355	79.95
ARM - 3 Year/6 Month LIBOR	24	5,296,964	1.09	7.134	355	83.77
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only	37	11,628,365	2.39	6.001	355	78.74
ARM - 5 Year/6 Month LIBOR	2	716,968	0.15	7.120	355	75.00
Total:	2,094	486,766,308	100.00	6.622	355	81.91

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3. Range of Gross Interest Rates (%)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Gross	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Interest	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
4.000% - 4.999%	11	4,262,811	0.88	4.990	354	79.32
5.000% - 5.999%	450	140,116,315	28.79	5.712	355	79.97
6.000% - 6.999%	789	200,083,033	41.10	6.486	355	81.23
7.000% - 7.999%	588	107,647,874	22.11	7.535	355	84.66
8.000% - 8.999%	227	31,629,988	6.50	8.354	355	85.90
9.000% - 9.999%	26	2,603,450	0.53	9.311	355	82.08
10.000% - 10.999%	3	422,836	0.09	10.464	355	69.20
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Minimum: 4.990%
Maximum: 10.500%
Weighted Average: 6.622%

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4. Range of Cut-off Date Principal Balances ($)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Cut-off	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Date Principal	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Balances ($)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
$25,001 - $50,000	1	49,830	0.01	7.990	355	80.00
$50,001 - $75,000	66	4,168,981	0.86	8.517	355	83.13
$75,001 - $100,000	145	13,068,432	2.68	7.448	354	83.35
$100,001 - $125,000	263	29,681,475	6.10	7.371	355	84.22
$125,001 - $150,000	244	33,449,706	6.87	7.200	355	83.42
$150,001 - $175,000	217	34,843,418	7.16	6.945	355	83.54
$175,001 - $200,000	185	34,632,019	7.11	6.742	355	82.03
$200,001 - $225,000	123	26,214,187	5.39	6.765	355	82.24
$225,001 - $250,000	117	27,778,322	5.71	6.553	355	81.92
$250,001 - $275,000	104	27,184,529	5.58	6.599	355	82.16
$275,001 - $300,000	90	25,887,351	5.32	6.593	355	81.83
$300,001 - $325,000	83	25,848,641	5.31	6.488	355	82.24
$325,001 - $350,000	78	26,299,830	5.40	6.403	355	81.55
$350,001 - $375,000	53	19,177,317	3.94	6.255	355	80.94
$375,001 - $400,000	58	22,650,103	4.65	6.242	355	81.11
$400,001 - $425,000	43	17,751,400	3.65	6.347	355	81.27
$425,001 - $450,000	37	16,254,231	3.34	6.114	355	81.22
$450,001 - $475,000	40	18,499,586	3.80	6.210	355	80.50
$475,001 - $500,000	31	15,150,248	3.11	6.013	355	80.59
$500,001 - $750,000	116	68,176,704	14.01	6.309	355	80.26
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Minimum: $49,830
Maximum: $750,000
Average: $232,458

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5. Original Terms (month)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
Original	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
240	1	93,466	0.02	5.990	235	52.50
360	2,093	486,672,842	99.98	6.622	355	81.91
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Minimum: 240
Maximum: 360
Weighted Average: 360

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6. Range of Remaining Terms (month)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Remaining	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
181 - 240	1	93,466	0.02	5.990	235	52.50
301 - 360	2,093	486,672,842	99.98	6.622	355	81.91
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Minimum: 235
Maximum: 355
Weighted Average: 355

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7. Range of Original LTV Ratios (%)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
Range of	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Original	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
LTV Ratios (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
30.01% - 35.00%	1	149,160	0.03	5.750	355	33.33
45.01% - 50.00%	1	89,400	0.02	6.400	355	49.67
50.01% - 55.00%	5	1,174,804	0.24	6.795	345	53.20
55.01% - 60.00%	2	559,627	0.11	7.160	355	59.79
60.01% - 65.00%	3	530,471	0.11	9.106	355	64.97
65.01% - 70.00%	4	1,145,109	0.24	7.029	355	68.75
70.01% - 75.00%	9	2,841,067	0.58	6.914	355	74.13
75.01% - 80.00%	1,454	369,317,644	75.87	6.379	355	79.97
80.01% - 85.00%	87	15,171,943	3.12	7.282	355	84.71
85.01% - 90.00%	525	95,021,864	19.52	7.424	355	89.96
90.01% - 95.00%	3	765,220	0.16	7.597	355	94.31
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Minimum: 33.33%
Maximum: 95.00%
Weighted Average: 81.91%

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8. Range of Gross Margins (%)

			% of Mortgage	Weighted	Weighted
Range			Loan Pool by	Average	Average	Weighted
of	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Gross	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Margins (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	63	11,023,488	2.26	6.892	354	79.63
5.501% - 6.000%	19	6,834,920	1.40	5.068	354	79.58
6.001% - 6.500%	106	38,228,274	7.85	5.399	355	80.03
6.501% - 7.000%	1,906	430,679,625	88.48	6.748	355	82.17
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Non-Zero Minimum: 5.910%
Maximum: 6.990%
Non-Zero Weighted Average: 6.882%

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9. Range of Minimum Mortgage Rates (%)

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Minimum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	63	11,023,488	2.26	6.892	354	79.63
4.501% - 5.000%	13	5,098,022	1.05	4.992	354	79.44
5.001% - 5.500%	97	34,214,002	7.03	5.355	355	80.04
5.501% - 6.000%	368	109,702,509	22.54	5.841	355	80.03
6.001% - 6.500%	441	114,540,584	23.53	6.314	355	80.68
6.501% - 7.000%	308	76,957,228	15.81	6.801	355	82.39
7.001% - 7.500%	251	50,408,839	10.36	7.327	355	84.85
7.501% - 8.000%	322	53,719,141	11.04	7.784	355	84.94
8.001% - 8.500%	156	22,445,201	4.61	8.289	355	86.37
8.501% - 9.000%	48	5,772,588	1.19	8.742	355	82.40
9.001% - 9.500%	21	2,247,450	0.46	9.275	355	82.62
9.501% - 10.000%	3	214,419	0.04	9.884	355	81.18
10.001% - 10.500%	3	422,836	0.09	10.464	355	69.20
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Non-Zero Minimum: 4.990%
Maximum: 10.500%
Non-Zero Weighted Average: 6.616%

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10. Range of Maximum Mortgage Rates (%)

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Maximum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	63	11,023,488	2.26	6.892	354	79.63
11.501% - 12.000%	13	5,098,022	1.05	4.992	354	79.44
12.001% - 12.500%	97	34,214,002	7.03	5.355	355	80.04
12.501% - 13.000%	368	109,702,509	22.54	5.841	355	80.03
13.001% - 13.500%	440	114,137,355	23.45	6.315	355	80.69
13.501% - 14.000%	309	77,360,457	15.89	6.798	355	82.38
14.001% - 14.500%	251	50,408,839	10.36	7.327	355	84.85
14.501% - 15.000%	322	53,719,141	11.04	7.784	355	84.94
15.001% - 15.500%	156	22,445,201	4.61	8.289	355	86.37
15.501% - 16.000%	48	5,772,588	1.19	8.742	355	82.40
16.001% - 16.500%	21	2,247,450	0.46	9.275	355	82.62
16.501% - 17.000%	3	214,419	0.04	9.884	355	81.18
17.001% - 17.500%	3	422,836	0.09	10.464	355	69.20
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Non-Zero Minimum: 11.990%
Maximum: 17.500%
Non-Zero Weighted Average: 13.616%

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11. Initial Cap (%)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Initial Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	63	11,023,488	2.26	6.892	354	79.63
3.00%	2,031	475,742,820	97.74	6.616	355	81.96
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%

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12. Periodic Cap (%)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Periodic	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	63	11,023,488	2.26	6.892	354	79.63
1.50%	2,031	475,742,820	97.74	6.616	355	81.96
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

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13. Next Rate Adjustment Date

			% of Mortgage	Weighted	Weighted
Next			Loan Pool by	Average	Average	Weighted
Rate	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Adjustment	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Date	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	63	11,023,488	2.26	6.892	354	79.63
Dec-06	1	184,000	0.04	4.990	351	79.31
Jan-07	5	976,524	0.20	6.425	352	80.00
Feb-07	61	13,690,462	2.81	6.797	353	81.96
Mar-07	221	55,302,229	11.36	6.448	354	81.17
Apr-07	1,680	387,947,306	79.70	6.645	355	82.16
Feb-08	1	301,040	0.06	6.600	353	80.00
Mar-08	2	405,801	0.08	5.719	354	80.00
Apr-08	58	16,218,488	3.33	6.367	355	80.33
Apr-10	2	716,968	0.15	7.120	355	75.00
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Non-Zero Weighted Average: 2007-04-10

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14. Geographical Distribution

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Geographical	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Distribution	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
California	523	183,364,573	37.67	6.159	355	80.45
Florida	229	41,801,770	8.59	6.995	355	82.39
New York	100	33,524,615	6.89	6.617	355	81.38
Maryland	89	21,858,170	4.49	6.434	355	82.01
Illinois	115	19,641,586	4.04	7.321	355	84.36
Georgia	125	19,342,660	3.97	7.156	355	84.58
Massachusetts	69	17,686,315	3.63	6.700	355	82.06
Colorado	88	17,256,144	3.55	6.398	355	81.86
New Jersey	61	15,244,261	3.13	7.014	354	82.74
Virginia	42	10,119,909	2.08	6.793	355	81.53
Arizona	58	10,050,692	2.06	6.975	355	82.39
Other	595	96,875,611	19.90	7.043	355	83.43
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Number of States Represented: 41

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15. Occupancy

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Occupancy	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Primary	1,941	459,545,784	94.41	6.568	355	81.61
Investment	139	24,728,628	5.08	7.584	355	86.95
Second Home	14	2,491,895	0.51	7.043	355	87.26
Total:	2,094	486,766,308	100.00	6.622	355	81.91

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16. Property Types

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Property	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Single Family Residence	1,737	398,580,346	81.88	6.606	355	81.95
2-4 Family	175	50,244,927	10.32	6.743	355	82.16
Condo	182	37,941,034	7.79	6.632	355	81.16
Total:	2,094	486,766,308	100.00	6.622	355	81.91

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17. Loan Purpose

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Loan	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Purpose	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Purchase	1,644	376,476,343	77.34	6.651	355	81.81
Refinance - Cashout	446	109,586,351	22.51	6.518	355	82.21
Refinance - Rate Term	4	703,614	0.14	7.099	355	85.06
Total:	2,094	486,766,308	100.00	6.622	355	81.91

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18. Documentation Level

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Documentation	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Level	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Full Documentation	1,583	344,618,294	70.80	6.518	355	82.65
Stated Documentation	497	138,785,728	28.51	6.853	355	79.91
Easy Documentation	14	3,362,286	0.69	7.730	355	87.89
Total:	2,094	486,766,308	100.00	6.622	355	81.91

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19. Original Prepayment Penalty Term (months)

			% of Mortgage	Weighted	Weighted
Original			Loan Pool by	Average	Average	Weighted
Prepayment	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Penalty	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Term (months)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
0	420	82,131,658	16.87	7.079	355	82.93
12	219	55,129,585	11.33	6.838	355	81.94
24	1,354	324,404,704	66.64	6.499	355	81.74
36	101	25,100,361	5.16	6.244	355	80.62
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

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20. Lien Position

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Lien	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Position	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
1st Lien	2,094	486,766,308	100.00	6.622	355	81.91
Total:	2,094	486,766,308	100.00	6.622	355	81.91

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21. FICO Score

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
FICO	Mortgage	Cut-off Date	Cut-off Date	Interest	Term
Score	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
501 - 520	7	1,552,638	0.32	8.858	355	75.66
521 - 540	20	2,304,078	0.47	8.377	355	79.31
541 - 560	108	21,166,831	4.35	7.598	355	88.72
561 - 580	176	30,574,531	6.28	7.604	355	88.38
581 - 600	375	70,559,661	14.50	6.954	355	83.11
601 - 620	231	50,579,934	10.39	6.519	355	82.11
621 - 640	246	52,967,499	10.88	6.562	355	80.61
641 - 660	259	64,546,621	13.26	6.318	355	80.55
661 - 680	219	56,536,838	11.61	6.346	355	80.28
681 - 700	176	52,158,564	10.72	6.277	355	80.62
701 - 720	115	35,275,199	7.25	6.368	355	80.43
721 - 740	72	22,593,078	4.64	6.417	355	81.08
741 - 760	48	14,366,504	2.95	6.269	355	80.23
761 - 780	22	6,075,838	1.25	6.491	355	81.11
781 - 800	18	5,207,490	1.07	6.484	355	80.57
801 >=	2	301,003	0.06	7.135	355	80.00
Total:	2,094	486,766,308	100.00	6.622	355	81.91
Minimum: 506
Maximum: 813
Weighted Average: 645

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BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.